Investor Presentation March 2026

This presentation contains forward-looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non- historical statements. In some cases, you can identify these forward- looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties that may impact our financial condition, results of operations, cash flows, business, associates, and residents, including, among others, risks inherent to the single-family rental industry and our business model, macroeconomic factors beyond our control, federal, state, and local laws, regulations, executive actions, and policy initiatives, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association fees and insurance costs, poor resident selection and defaults and non-renewals by our residents, our dependence on third parties for key services, risks related to the evaluation of properties, performance of our information technology systems, development and use of artificial intelligence, risks related to our indebtedness, risks related to the potential negative impact of fluctuating global and United States economic conditions (including inflation and imposition or increase of tariffs and trade restrictions by the United States and foreign countries), uncertainty in financial markets (including as a result of events affecting financial institutions), geopolitical tensions, natural disasters, climate change, and public health crises. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release, in the Annual Report, and in our other periodic filings. The forward-looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 1

Why invest in INVH?

POWER OF OUR PLATFORM

Unmatched scale & density
Proprietary technology
Optimization
Centralization



DIVERSITY OF OUR GROWTH CHANNELS

Accretive acquisitions
Strategic partnerships
Construction lending
Third party management
In-house development capability



PREMIER CUSTOMER EXPERIENCE

Resident satisfaction
Customer centricity
Value-add services
Genuine CARE™



COMPELLING VALUATION

INVH recently trading at an implied cap rate of ≥7% and a ~$270k per home valuation invitation homes

Implied valuation estimates use average closing stock price for the period 2/19/2026 to 2/25/2026; implied nominal cap rate based on estimated stabilized NOI and maintenance CapEx.

2

Jan-Feb 2026 Same Store Leasing Stats Same Store Coastal MF 4Q 2025 National MF 4Q 2025 INVH 4Q 2025 INVH Jan-Feb 2026 Average Occupancy 96.1% 95.9% 95.9% 96.0% Renewals Rental Rate Growth 4.1% 3.4% 4.2% 3.8% New Leases Rental Rate Growth -3.8% -6.9% -4.1% -3.4% Blended Rental Rate Growth 0.8% -1.8% 1.8% 1.5% Our SS blended lease rate growth has continued to outpace multifamily Coastal Multifamily (“MF”) represents simple average of AVB, EQR, and ESS; National Multifamily represents simple average of CPT, MAA, and UDR. All data sourced from public filings, and AVB blended rent growth has been estimated based on its reported renewal and new lease growth metrics. 3

4 Overview

Why now: The case for single-family rental

DEMOGRAPHICS DRIVE LONG-TERM DEMAND

Millennials and Gen Z fueling household formation for the next decade



CHEAPER TO LEASE THAN OWN

Average monthly savings of ~$1,000/month vs. ownership in our markets



ACCESS TO QUALITY HOUSING AND SERVICES

~93% of SFR homes owned by small operators, most of whom can't offer what we do



IMPROVING SUPPLY TRENDS

Nationwide housing shortage, new BTR deliveries declining, and infill locations remain irreplaceable



Structural demand, improving supply, and compelling valuation create opportunity

5

High-growth locations Percent of 4Q25 revenue Seattle 5% Minn. 1% Denver 4% Dallas 4% Phoenix 9% Atlanta 13% Tampa 11% Southern California 11% Las Vegas 4% South Florida 12% Northern California 5% Carolinas 6% Jax. 2% Orlando 8%Hou. 2% Chicago 3% Primarily infill locations in high-growth markets for long-term performance 6

7 Sector-leading scale & density Pod 1 4,610 Homes Pod 2 4,314 Homes Pod 3 4,841 Homes Pod 4 4,775 Homes Owned and managed home counts as of 12/31/2025A T L A N T A Scale and density drive cost efficiency, pricing power, and margin expansion 7

8 MLS purchases Multiple acquisition channels *Historical average: Jan-68 through Dec-25 Note: Data between January 2020 and March 2024 have been re-calculated to include additional data and revisions due to new price groupings from Census. Sources: NAR; U.S. Census Bureau John Burns Research and Consulting, LLC (Data: May-25, Pub: Dec-25). 20 26 -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 New Home Price Premium vs. Resale Homebuilder Inventory Homebuilder forward purchasing Historical average: 16.0%* ResiBuilt Resale home pricing more attractive Construction lending New home pricing more attractive Auction purchases

Superior NOI growth since our 2017 IPO 9 National Multifamily represents simple average of CPT, MAA, and UDR; Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings; there can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above. Our continued outperformance validates our strategy and disciplined execution +64.3% +57.0% +37.3% +22.3% Invitation Homes AMH National Multifamily Coastal Multifamily Indexed Same Store NOI Growth (2017-2025)

The best awards come from our customers

RESIDENT SATISFACTION

>39 MONTHS
Same Store avg resident tenure

95.9%
Same Store avg occupancy rate

79%
Same Store avg renewal rate

4.81 / 5.0
Average stars on post-maintenance surveys

4.09 / 5.0
Cumulative all-time Google / Yelp rating

AWARDS & ACCOLADES

Best Company for Diversity
Best Company for Women
Best Company Culture
Best CEOs for Diversity
Best Company Career Growth
Best Company Leadership
Best Company Compensation
Best Company Work-Life Balance
Best CEOs for Women
Best Company Outlook
Fairygodboss Best Company 2023
BBB A+ Rating

Nareit Real estate working for you.
National Rental Home Council
The Real Estate Roundtable
JCHS Joint Center for Housing Studies of Harvard University

As of or for the quarter ended 12/31/2025

invitation homes

Resident satisfaction drives renewals, lowers turnover, and strengthens returns

10

11The INVH Advantage

We provide a differentiated maintenance experience We offer a unique package of value-add services 12 Attract Convert Move outRetain Renew Customer explores & finds their perfect home Customer chooses their home & applies Customer leaves home Customer enjoys their home and the easy “Leasing Lifestyle” Customer decides whether to stay An overview of the customer journey — and what makes our approach great for customers and investors We price intelligently We offer lease term flexibility

We are modernizing our service model

ELIMINATE NON-ESSENTIAL ACTIVITIES

- Discontinue low value tasks
- Review job guides



AUTOMATE THROUGH TECH-ENABLED WORKFLOW & AI

- Reduce manual effort
- Implement AI-driven solutions



ENABLE STAKEHOLDER SELF-SERVICE

- Shift responsibilities
- Utilize user-friendly technology



CENTRALIZE OR OUTSOURCE FOR EFFICIENCY

- Reassign work to optimized channel
- Maximize efficiency



invitation homes

These are avenues of efficiency and areas of opportunity, leading to an evaluation of market roles

13

Our balance sheet is well-positioned to support growth  5.3x Net Debt / TTM Adj. EBITDA  $1.7B of liquidity (cash + revolver capacity)  No debt maturing before June 2027  ~90% of real estate is unencumbered  ~94% of debt fixed or swapped to fixed rate  Diverse debt sources, including public bonds, banks, non-bank lenders, private placements, securitizations, and GSEs Fortress Balance Sheet Metrics 12/31/2025 Long-term Targets Net Debt / TTM Adj. EBITDAre 5.3x 5.5x – 6.0x Secured Debt / Gross RE Assets 6.1% < 10% Unencumbered Assets / Gross RE Assets 91.8% > 90% Credit Rating (Moody’s / S&P / Fitch) Baa2 / BBB / BBB+ $988 $400 $750 $1,895 $1,175 $650 $600 $950 $400 $500 $150 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Secured Debt Maturities ($M) Unsecured Debt Maturities ($M) Figures as of 12/31/2025 unless otherwise shown 14Our strong balance sheet gives us the capacity and flexibility to pursue opportunistic growth Current Versus Long-Term Targets

15 Growth

Our acquisition of ResiBuilt adds development capabilities to our platform

- ResiBuilt is a BTR developer and general contractor platform that has constructed more than 4,200 homes since its founding in 2018
- Led by Jay Byce, with 22 years' experience in homebuilding and land development, along with ~70 associates
- The transaction included 23 existing fee-building contracts as well as 1,500 lot options for potential future development
- Now a 100% subsidiary of Invitation Homes operating under the ResiBuilt brand name



Carolinas
~100
Georgia
~600
Florida
~750
Fee-build homes under construction

invitation homes

We expect ResiBuilt to contribute $0.02 per share to our 2026 AFFO

16

 Support new housing supply  Strengthen developer relationships  Increase control over design, location, and delivery  Strategic inventory access  Build pipeline of high-quality, purpose-built homes  Step in where traditional lenders are retreating  Attractive risk-adjusted returns  Higher single-digit yield on cost  Scalable opportunity with disciplined capital deployment Strategic rationale Business advantage Financial impact 17 Construction lending builds new partnerships and a future pipeline Exploring potential synergy between ResiBuilt fee-build and our construction lending businesses

18 ~300 bps Average margin expansion for 3PM owners from being added to INVH platform 35+ Sub-scale institutional operators of SFR (<10,000 homes each) 125,000+ Homes managed by sub-scale operators ~$0.01 Accretion for every 3K homes added  ~24,000 JV & 3PM homes managed today  Enhances INVH efficiencies  Creates a pipeline of future acquisition opportunities  $87M FY 2025 revenue Our JV & 3PM platform is the best-in-class engine for capital-light earnings growth

19Fundamentals

Millennials & Gen Z fuel long-term demand for single-family rentals 20Over 13k people expected to turn age 35 every day over the next 10 years -3M -2M -1M 0M 1M 2M 3M 4M Age 0–4 Age 5–9 Age 10–14 Age 15–19 Age 20–24 Age 25–29 Age 30–34 Age 35–39 Age 40–44 Age 45–49 Age 50–54 Age 55–59 Age 60–64 Age 65–69 U.S. 10-Year Net Population Change by Age Group (2025-2034) I N V H S W E E T S P O T Average age of new resident: ~39 years Source: John Burns Research & Consulting, tabulations of U.S. Census Bureau Population Estimates and the Congressional Budget Office Projections, published December 2025.

The affordability gap creates a structural demand tailwind for SFR



Nationwide Cost of
Home Ownership vs. Home Rental
Delta
Housing Cost - Payment and Maintenance
Single Family Rent
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
Average Monthly Cost
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Year

Source: John Burns Real Estate Consulting; data as of December 2025.

MAIN DRIVERS OF OWNERSHIP COST INCREASES:

Mortgage rates

Property taxes

Homeowners insurance

Maintenance costs

invitation homes

On average, owning costs ~$1,000 more per month than leasing in our markets

21

Source: John Burns Research & Consulting, Single-Family Rental Analysis and Forecast, published December 2025. 3.40% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Ownership Own 1,000+ homes Own 100-999 homes Own 10-99 homes Own 1-9 homes 4 7 M I L L I O N R E N T A L H O U S E H O L D S Single- Family: 30% (14M units) Owned: 65% (88M units) Rented: 35% (47M units) 1 3 4 M I L L I O N H O U S E H O L D S Vacant: 9% (14M units) 1 4 8 M I L L I O N H O U S I N G U N I T S Small Owners 92.8% 1 4 M I L L I O N S F R H O M E S “Mom & Pop” owners dominate SFR; professionals own just 3% Mobile Homes, Boats, Etc.: 4% (2M units) Households: 91% (134M units) Apartments: 66% (31M units) 22

The U.S. remains undersupplied by as many as 2 to 4 million homes Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 2024 Single-Family Multifamily '80-'25 Avg Source: U.S. Census Bureau and John Burns Research & Consulting; data as of December 2025. 23Near-term supply pockets exist, but structural undersupply drives long-term demand

New BTR deliveries have peaked and are declining nationwide 24 0 5,000 10,000 15,000 20,000 25,000 JBREC Estimated Build-to-Rent Delivery Schedule Single-Level Rowhomes Townhomes Horizontal Apartments (Cottages) Single-Family Detached Mixed TBD Today 2026 new BTR deliveries are expected to be down 73% off peak Sources and Notes: John Burns Research & Consulting and Yardi Matrix; data as of December 2025. The delivery schedule models future deliveries of currently under-construction and planned BTR communities using historical construction timelines and assumed start rates for planned communities. Capital market and macro forecasts could impact the delivery of planned projects. Build-to-rent data includes planned and under-construction communities with at least 25 units, less than 26 years old, and contiguous communities. The data does not quantify the impact of BTR communities flipping mid-stream to for-sale, or the impact of for-sale projects flipping to for-rent. The definition of BTR only includes communities that are exclusively for-rent and have more than 25 units. TBD projects have been entered into the database but require further investigation to determine the precise product mix.